MAY 27, 2015

SUPPLEMENT TO

HARTFORD SMALL COMPANY HLS FUND

(A SERIES OF HARTFORD SERIES FUND, INC.)

PROSPECTUS, DATED MAY 1, 2015, AS LAST SUPPLEMENTED MAY 7, 2015, AND

SUMMARY PROSPECTUS, DATED MAY 1, 2015

Effective as of the close of business on June 26, 2015, the Hartford Small Company HLS Fund (the “Fund”) is closed to new investors until further notice.

No purchases of the Fund’s shares will be allowed after that time, other than:

•                  purchases by insurance company separate accounts that have made the Fund available to participants on or before June 26, 2015;

•                  purchases by qualified employee benefit plans that have made the Fund available to participants on or before June 26, 2015;

•                  purchases through reinvestment of dividends; and

•                  purchases by certain insurance company separate accounts and qualified employee benefit plans that have been pre-approved by Hartford Funds Distributors, LLC to purchase shares of the Fund.

Investors should contact their financial professional to determine whether they are eligible to purchase shares of the Fund after June 26, 2015.  If you believe you are eligible to purchase shares of the Fund, you may be required to provide appropriate proof of eligibility. The Fund reserves the right to: (i) reject any purchase order if it believes that acceptance of such order would interfere with its ability to be effectively managed; (ii) reopen to new investors at a future date; and (iii) make additional exceptions, limit the above exceptions, or otherwise modify the foregoing closure policy for any reason. You may obtain additional information by calling Hartford Funds at 1-888-843-7824.

This Supplement should be retained with your Prospectus and Summary Prospectus for future reference.

May 2015